o 101 STKP
o 102 STKP
o 104 STKP
o 406 STKP

                        SUPPLEMENT DATED JANUARY 1, 1998
                             TO THE PROSPECTUSES OF

                           Templeton Growth Fund, Inc.
                              Templeton World Fund
                             Templeton Foreign Fund
                           Templeton Global Bond Fund
                              dated January 1, 1998

The prospectus is amended to replace the sections "Contingent Deferred Sales Charge - Class I" and "Contingent Deferred Sales Charge - Class II", found under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?", with the following:

  Contingent Deferred Sales Charge. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.